                        Prudential High Yield Fund, Inc.
------------------------------------------------------------------------------
                       Supplement Dated February 28, 2001
                       Prospectus Dated February 28, 2001

SPECIAL MEETING OF SHAREHOLDERS

   On August 22, 2000, the Board of Directors approved the proposals summarized below. The proposals will be submitted for approval by shareholders of the Fund at a Special Meeting of Shareholders which is currently anticipated to be held in the first half of 2001.

ELECTION OF DIRECTORS

   The Board of Directors approved a proposal to elect Eugene C. Dorsey, Delayne Dedrick Gold, Robert F. Gunia, Thomas T. Mooney, Stephen P. Munn, David R. Odenath, Jr., Richard A. Redeker, John R. Strangfeld, Jr., Nancy H. Teeters and Louis A. Weil, as Director of the Fund. Subsequently, on November 13, 2000, Mr. Strangfeld resigned as President and Director of the Fund and Judy A. Rice replaced Mr. Strangfeld as a Director of the Fund, and was elected Vice President of the Fund on February 27. Ms. Rice will be under consideration for election as a Director at the Special Meeting.

HOW THE FUND IS MANAGED--MANAGER

   Prudential Investments Fund Management LLC (PIFM or the Manager) manages the Fund's investment operations and is responsible for supervising the Fund's subadviser, The Prudential Investment Corporation (Prudential Investments). The Board of Directors of the Fund approved an amendment to the management contract with PIFM to provide PIFM with flexibility to select additional investment advisers and allocate Fund assets to them for management. Specifically, if shareholders approve the amended management contract, PIFM will have the authority (1) to hire one or more additional investment advisers for the Fund, subject to Board approval, and (2) to allocate and reallocate Fund assets among such advisers and Prudential Investments.

   The Board also considered an amendment to the investment advisory contract with Prudential Investments, which will be submitted to shareholders for their approval. The proposed amendment provides that PIFM may increase or decrease, without limitation, the allocation
MF110C1
of Fund assets under the management of Prudential Investments, and that Prudential Investments will be compensated only with respect to assets allocated to its management.

   The proposal to allow the Fund to employ other investment advisers without a shareholder vote is subject to certain conditions. The first condition is that Fund shareholders must approve this grant of authority to the Board of Directors. Second, this proposal may be implemented only if the Fund complies with the conditions of an exemptive order authorizing the arrangement previously issued by the Securities and Exchange Commission.

   Subject to satisfaction of these two conditions, which cannot be assured, the Manager would be permitted, with Board approval but without further shareholder approval, to employ new investment advisers for the Fund, change the terms of the Fund's investment advisory agreements or enter into new investment advisory agreements with existing advisers. Shareholders would be notified of any changes in advisers or of any material amendments to advisory agreements. Shareholders of the Fund would continue to have the right to terminate an investment advisory agreement for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund.

BORROWING

   If approved by shareholders, the Fund's investment restriction regarding borrowing would be modified to allow borrowing of up to 33 1/3% of the Fund's total assets.

INVESTMENT IN SECURITIES OF OTHER INVESTMENT COMPANIES

   If approved by shareholders, the Fund's investment restriction regarding the purchase of shares of investment companies would be modified to permit the Fund to invest in the shares of other registered investment companies as permitted under applicable law or by an order of the Commission. To the extent that the Fund does invest in securities of other investment companies, shareholders may be subject to duplicate management and advisory fees.

SECURITIES LENDING

   If approved by shareholders, the Fund's investment restriction regarding securities lending would be modified to permit the Fund to make loans of portfolio securities in amounts up to 33 1/3% of the Fund's total assets and as permitted by an order of the Commission.